EXHIBIT 10.1

                              AMENDMENT NO. 1 TO
                          AGREEMENT AND PLAN OF MERGER
                    AMONG ZOI INTERACTIVE TECHNOLOGIES, INC.,
                               CET SERVICES, INC.,
                    INTERACTIVE ACQUISITION CORPORATION, AND
                          CET SERVICES OF NEVADA, INC.


     THIS AMENDMENT to the Agreement And Plan of Merger, dated as of February 16, 2007 (the "Agreement"), among CET Services, Inc., a California corporation (the "Company"), Interactive Acquisition Corporation, a Nevada corporation and wholly owned subsidiary of the Company ("Merger Sub"), Zoi Interactive Technologies, Inc, a Nevada corporation ("Zoi"), and CET Services of Nevada, Inc., a Nevada Corporation ("CET-Nevada"), is entered into as of June 13, 2007. The Agreement is hereby amended as follows:

     1. SECTION 5.05, No Solicitation of Negotiation by the Company, is hereby deleted from the Agreement and Plan of Merger.

     2. Zoi hereby grants full permission to the Company to personally contact representatives of the following companies:

                  VFinance
                  Auto Nation
                  Taco Bell

     The contact information for each of the above-listed companies, including contact person, address, and phone numbers, will be provided to CET. by representatives of Zoi simultaneously with the execution of this amendment.

     In the event that Zoi's engagement with VFinance is terminated, Zoi will notify CET, and the contact information for any new investment firm engaged by Zoi will be provided to CET.

     3. Zoi shall provide CET with weekly updates via telephone or electronic transmission from Michael Calderone, President of Zoi or his representative. Such communication will include: (1) the status of the closing of the acquisition of Tournament Games, Inc.; (2) the amount of investments received and the status of negotiations with potential investors;
(3) the progress being made in relation to Zoi's operations; (4) the status of contracts to end-use companies, including but not limited to Taco Bell and Auto Nation; and (5) information on negotiations with end-use companies.

All other terms and conditions of the Agreement shall remain the same.




     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of June 13, 2007 by their respective officers thereunto duly authorized.

CET SERVICES, INC., a California Corporation


By: /s/ Steven Davis
Name:  Steven Davis
Title: Chairman of the Board and
       Chief Executive Officer

CET SERVICES OF NEVADA, INC., a Nevada Corporation


By: /s/ Steven Davis
Name:  Steven Davis
Title: President

INTERACTIVE ACQUISITION CORPORATION, a Nevada Corporation


By: /s/ Steven Davis
Name:  Steven Davis
Title: President

ZOI INTERACTIVE TECHNOLOGIES, INC.


By: /s/ Michael Calderone
Name:  Michael Calderone
Title: Chairman of the Board and
       Chief Executive Officer